                                                                    Exhibit 10.6

                       Dated this   18th   day of   August   2006
                                 ----------      ------------

                                UMW ACE (L) LTD.

                                       and

                          FIRST SPACE HOLDINGS LIMITED

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                            EQUITY TRANSFER AGREEMENT
                                       FOR
                        51% OF THE REGISTERED CAPITAL OF
                        WUXI SEAMLESS OIL PIPE CO., LTD.

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                                DIBB LUPTON ALSOP
                           41 /F Bank of China Tower
                                  1 Garden Road
                                   Hong Kong

                              Tel: (852) 2103 0808
                              Fax: (852) 2810 1345

                                TABLE OF CONTENTS

CLAUSE       HEADING                                                 PAGE NUMBER
------       -------                                                 -----------

                            EQUITY TRANSFER AGREEMENT

THUS EQUITY TRANSFER AGREEMENT is made on Aug 18th , 2006 between:

(1)   UMW ACE (L) LTD. (the "SELLER"), a company incorporated under the laws of
      Malaysia whose registered office is at Brumby House, Jalan Bahasa, P.O.
      BOX 80148, 87011 Labuan F.T., Malaysia;

      Authorised representative  :   Zulkifly bin Zakaria
      Title                      :   Director
      Nationality                :   Malaysian

      and

(2)   FIRST SPACE HOLDINGS LIMITED. (the "BUYER"), A company incorporated under the laws of British Virgin Islands whose registered office is at

      Authorised representative  :   Abdul Halim bin Harun
      Title                      :   Director
      Nationality                :   Malaysian

      (The Seller and the Buyer are referred to collectively as "PARTIES" and individually a "PARTY".)

WHEREAS:

(A)   Wuxi Seamless Oil Pipe Co., Ltd. (the "JV COMPANY") is a sino-foreign equity joint venture company duly established and validly existing under the laws of the PRC, The particulars of the JV Company are set forth in
      Schedule I of this agreement.

 (B)  Wuxi Huayi Investment Co., Ltd, ("WUXI HUAYI") owns 49% of the registered capital of the JV Company. The Seller owns 51% of the registered capital of the JV Company ("EQUITY INTEREST") and is the sole legal and beneficial owner of the Equity Interest as well as all the rights, interests and benefits attached thereto, The registered capital of The JV Company has been paid-up in full.

 (C)  The Seller desires to transfer in accordance with the terms and conditions contain hereof and the Buyer, relying on the representations, warranties and undertakings made by the Seller and the terms and conditions contained hereof, desires to acquire the entire Equity Interest in the JV Company and all the rights, interests and benefits attached thereto,

IT IS HEREBY AGREED as follows:

I.    INTERPRETATION

1.1   In this agreement, the following words and expressions shall have the following meanings unless the context requires otherwise:

      "ENCUMBRANCES"             means any rights or interests (including,
                                 without prejudice to the generality of the
                                 foregoing, any right to purchase, option or
                                 pre-emptive right) or any mortgage, charge,
                                 pledge, lien,

                                        1

                                 taxation, duty, assignment, pawn, security
                                 interest, reserved right or any other security
                                 agreement or arrangement or any other security
                                 agreement or arrangement or any obligation.

      "AGREED FORM"              means, in relation to any document, the form
                                 agreed between the Parties and for the purposes
                                 of identification only initialled by or on
                                 behalf of the Parties.

      "NEW ARTICLES"             means the new articles of association of the JV
                                 Company to be signed by Buyer to reflect the
                                 change of ownership of the Equity Interest.

      "JV CONTRACT"              means the Equity JV Company Contract in
                                 connection with the JV Company entered into
                                 between the Seller and Wuxi Huayi on 20th
                                 August 2005.

      "BUSINESS DAY"             means a day other than a Saturday or Sunday or
                                 Hong Kong's statutory holidays on which banks
                                 are open for business in Hong Kong.

      "CLOSING"                  means the completion of the transfer of the
                                 Equity Interest in accordance with CLAUSE 6.2
                                 hereof.

      "CLOSING DATE"             means the date of the completion of the
                                 transfer of the Equity Interest in accordance
                                 with CLAUSE 6.1 hereof.

      "HONG KONG"                means Hong Kong Special Administrative Region
                                 of the People's Republic of China.

      "PRC"                      means the People's Republic of China, for the
                                 purpose of this Agreement, excluding Hong Kong,
                                 Macao Special Administrative Region and Taiwan.

      "YEAR"                     means a calendar year.

      "TRANSFER PRICE"           means the transfer price to be paid to Seller
                                 by Buyer to purchases the Equity Interest
                                 pursuant to the terms and conditions hereof,
                                 particulars of which are set forth in CLAUSE 3
                                 of this Agreement.

      "SHAREHOLDER'S LOAN"       means the shareholder's loan amounted to
                                 US$53,300,000 provided by the Seller to the JV
                                 Company.

      "EVALUATION REPORT"        means, in respect of the JV Company, the valid
                                 evaluation report in respect of the value of
                                 the equity interests of the JV Company as of 31
                                 March, 2006 issued by Wuxi Dazhong Accounting
                                 Company Limited.

      "REFERENCE DATE"           means, in respect of this Agreement, 31 March,
                                 2006.

      "RMB"                      means the legal currency of the PRC.

      "US$"                      means the legal currency of the United States
                                 of America.

                                        2

      "COMMERCE DEPARTMENT"      means the Department of Foreign Trade &
                                 Economic Corporation of Jiangsu Province or any
                                 lower local commerce department authorized by
                                 it, or any other government authority in PRC
                                 competent in examining and approving the
                                 transfer of the Equity Interest.

      "APPROVAL LETTER"          means the approval letter issued by the
                                 Commence Department approving the transfer of
                                 the Equity Interest from the Seller to the
                                 Buyer.

      "APPROVAL CERTIFICATE"     means "Approval Certificate of Foreign Invested
                                 Enterprise" issued to the JV Company by the
                                 Commerce Department evidencing that the said
                                 Equity Interest has been transferred to the
                                 Buyer.

      "BOARD"                    means, in respect of the JV Company, the board
                                 of directors existing on the date of this
                                 Agreement.

      "AFFILIATE"                means, in relation to any person, any company
                                 or legal entity directly or indirectly owns,
                                 legally and beneficially, at least 30% the
                                 interests and/or the optional right of purchase
                                 of the equity and/or shares of the said person;
                                 or any company or legal entity directly or
                                 indirectly owns, legally and beneficially, at
                                 least 30% the interests and/or the optional
                                 right of purchase of the equity and/or shares
                                 of the said person.

      "TAXATION"                 means any form of taxes, customs tax, import
                                 duty and tax collection (whether collected in
                                 the PRC or in any other countries), including
                                 but not limited to profit tax, income tax
                                 (including the amount withheld or prepaid in
                                 accordance with the provisions of the income
                                 tax), company tax, capital gain tax, value
                                 added tax, customs tax or other import and
                                 export tax, consumption Lax, stamp duty, social
                                 insurance or any other similar payments or any
                                 forms of taxation, interest, penalties or
                                 additional charges in connection with the JV
                                 Company and its subsidiaries.

1.2   Unless the context stipulates otherwise, in this Agreement:

        1.2.1  any reference to preamble, clauses or schedules means the preamble, clauses or schedules of this Agreement.

        1.2.2  expressions in the singular form shall include the plural and vice versa, and all references to the masculine gender shall include the female and neuter genders and vice versa.

        1.2.3  writing or written shall include any legible and non-provisional text reproduction;

        1.2.4  the headings in this Agreement are for ease of reference only and shall not affect its interpretation;

                                        3

        1.2.5  reference to "persons" shall include any individuals, enterprises or other corporations, governments, states or government
               authorities or any JV Company, associations or partnerships, labour union or employees' representing institution (whether independent legal person or not);

        1.2.6  reference to "companies" shall include any legal person organisation established in any other place;

        1.2.7  the schedules of this Agreement shall constitute an integral part of this Agreement.

2.    TRANSFER OF EQUITY INTEREST

2.1   Subject to the terms and conditions provided in this Agreement at the
      Closing Date, the Seller, as the only legal and beneficial owner of the
      Equity interest as well as all the rights, interests and benefits attached thereto, shall transfer free of encumbrances to the Buyer who shall purchase the Equity Interest and all the rights, interests and benefits attached thereto from the Seller.

2.2   The Seller warrants with the Buyer that:

        2.2.1  it has the right to sell and transfer the Equity Interest and all the rights, interests and benefits attached thereto according to the terms and conditions set out in this Agreement to the Buyer;

        2.2.2  the Equity Interest shall he sold free of all liens, charges, pre-emptive rights and any other Encumbrances; and

        2.2.3  after the Closing Date, it will, at its own cost, sign or make
               (or procure any other necessary party to sign or make) all such covenants, documents and things as the Buyer may from time to time require in order to vest the Equity Interest in the Buyer or as otherwise may be necessary to give full effect to this
               Agreement.

3.    TRANSFER PRICE

3.1   Subject to the terms and conditions provided herein, the Parties have agreed that the Transfer Price shall be the sum of US$ 23,675,246.87
      (equivalent to RMB 189,804,454.18 yuan, calculated at the middle exchange rate of RMB published by the People's Bank of China on 31 March, 2006
      (namely, US$ 1.00 : RMB8.0170)) which shall be fully paid by the Buyer to the Seller within three (3) months of the date on which the JV Company's new Business License is granted; or this amount can be paid in another way by the Buyer to the Seller upon negotiations between the Buyer and Seller.

3.2   The amount payable pursuant to CLAUSE 3.1 above shall he paid by the Buyer by way of wire transfer to such bank account as the Seller may inform the
      Buyer by written notice at least three (3) Business Days prior to the
      Closing Date,

4.    CONDITIONS PRECEDENT

4.1   The Buyer's performance of its obligations under this Agreement shall be subject to the following conditions precedent:

                                        4

        4.1.1  the representations, undertakings and warranties of Seller in
               Schedule 5 of this Agreement shall be substantially true,
               accurate and complete in all aspects and free of misleading and shall be effective as at the Closing Date,

        4.1.2  no action or other legal proceedings has been commenced or threatened to be commenced against the Seller which may restrict the transfer of Equity Interest hereunder or cause such transfer to be impossible or illegal except for those instituted directly or indirectly by the Buyer;

        4.1.3  the Seller has provided the Buyer with a true copy certified by its director or company secretary evidencing that its Board of
               Directors has validly approved the Seller to execute and perform this agreement, to transfer the Equity Interest and the name and signature of the person being authorised to sign this Agreement and the related documents;

        4.1.4  the Seller has provided the Buyer with a copy of the resolution validly resolved by the Shareholders Meeting of Wuxi Huayi which contains, including but without limitation, that (a) it has approved the transfer of the Equity Interest by the Seller to the
               Buyer; (b) it has agreed to waive its pre-emptive right to the
               Equity Interest; and (c) it has agreed that Clause 10(d) of the
               JV Contract shall not be applicable to the transaction
               contemplated in this Agreement;

        4.1.5  the Seller has provided the Buyer with a copy of the resolution validly resolved by the Board of Directors of the JV Company which contains, including but without limitation, that (a) it has approved the transfer of the Equity Interest by the Seller to the
               Buyer; (b) the JV Company shall adopt the New Articles and make application to the relevant PRC government authorities for new
               Approval Certificate and business licence; and (c) it has
               approved the resignation of all directors appointed by the Seller and the appointment of the persons nominated by the Buyer as the new directors;

        4.1.6  the transfer of the Equity Interest has been approved by the
               Commerce Department or any other PRC government authorities and the Approval and the Approval Certificate have teen issued to the
               JV company;

        4.1.7  the JV Company has applied to the relevant administration for
               Industry and commerce in the PRC for change of its business licence and such new business licence has been issued to the JV
               Company,

        4.1.8  the Seller has provided the Buyer with Resignation Letters in the
               Agreed Form as provided in Schedule 2 hereof signed by all the directors appointed by the Seller to the JV Company;

        4.1.9  the Seller has sent to Wuxi Huayia a Notice of Equity Transfer in the Agreed Form as provided in Schedule 3 hereof;

        4.1.10 the Seller has provided the Buyer with a Letter of Consent to
               Equity Transfer in the Agreed Form as provided in Schedule 4 hereof signed and delivered by Wuxi Huayi;

        4.1.11 the Seller has provided the Buyer with all relevant banks'
               consent to or approval of the transfer of the Equity Interest required under the JV Company's loans;

                                        5

        4.1.12 the Buyer is reasonably satisfied with the result of investigation and verification in relation to the financial and legal aspects of the JV Company; and

        4.1.13 the Seller has provided all other documents reasonably requested by the Buyer.

4.2   The Seller's performance of its obligations under this Agreement shall he subject to the following conditions precedent:

        4.2.1  the Buyer has provided the Seller with a true copy certified by its directors or company secretary evidencing that its Board of
               Director has validly approved the Buyer to execute and perform this Agreement, to purchase the Equity Interest and the name and signature of the person being authorised to sign this Agreement and the related documents; and

        4.2.2  the Buyer shall promptly prepare the New Articles after the transfer of Equity Interest so as to file report to the Commerce
               Department.

4.3   If the conditions set forth in CLAUSE 4.1 and/or CLAUSE 4.2 are not satisfied or waived on or before 28 April, 2007, the Buyer shall be entitled to withdraw from this Agreement or to set a new closing date. In the event that the Buyer decides to withdraw from this Agreement, the rights and obligations of both Parties under this Agreement shall be invalidated from such date and this Agreement shall be forthwith terminated and ceased to be effective and, save as provided otherwise, no
      Party shall have any rights or obligations under this agreement.

5.    LIABILITY PRIOR TO CLOSING

5.1   The Seller undertakes to the Buyer that it shall procure that the JV
      Company shall, during the period from the date of this Agreement to the
      Closing Date (inclusive), maintain its operation activities and carry on its business (including nature and scope) in the same way as that before the date of this Agreement and, without the written consent of the Buyer, the Seller shall not procure or permit the JV Company to:

        5.1.1  appoint or substitute any director, secretary or any other officers;

        5.1.2  announce, distribute or pay any dividend or other money, or do or intentionally permit to do any act which shall make the financial position of the JV Company worse than that as of the date of this
               Agreement, except for the dividend or other money in relation to the JV Company's undistributed profits as of the Reference Date announced by the Board of Directors of the JV Company before the date of this Agreement but not yet distributed;

        5.1.3  save as provided in this Agreement, amend the JV Contract or articles of association of the JV Company, or do or permit to do any conduct, act or thing which may cause such amendment;

        5.1.4  save as provided in this Agreement, take over or acquire, out of its ordinary course of business, any assets, or transfer or sell any right of first refusal or pre-emptive right in relation to any of its assets, or enter into any contract in connection therewith;

        5.1.5  create, redeem or knowingly permit to create any lien (except in the course of ordinary transaction), mortgage, pledge, debt,
               Encumbrances, pawn or any third party interests over the JV
               Company and its business, property or assets;

                                        6

        5.1.6  take any significant act or omission which may cause the JV
               Company to cease operation, terminate or violate materially any contract or arrangement to which the JV Company is a party;

        5.1.7  increase substantially payment to any loan (including any overdraft or debt under any lease or hire-purchase agreement, whether actual or postponed) thus making it higher than that of the date of this Agreement, except for those necessary for the ordinary business of the JV Company;

        5.1.8  enter into any extraordinary or abnormal contract or undertaking, or out of its ordinary course of business, or incurring a
               liability in an amount exceeding US$ 1,000,000:

                  (a)   to process any Loan (except for the loan acquired by the
                        JV Company by way of refinancing for the repayment of
                        the Shareholder's Loan); or

                  (b)   to enter into any lease, hire-purchase or any other
                        agreements or make repayment arrangement in the form of
                        delayed payment (except the purchase made before and
                        paid after the date of this Agreement);

        5.1.9  grant any lease or third party rights in connection with its property or transfer or sell any asset;

        5.1.10 make any proposal or announcement on any change to or increase of the retirement/decease/disability welfare in respect of or in connection with any of its directors, employees, former
               directors, former employees (or any dependents of such persons)
               or grant or create any additional retirement/decease/disability welfare;

        5.1.11 make any of its insurances void or take any action which may cause the insurance policy to be void or voidable;

        5.1.12 agree with or upon conditions or otherwise agree to carry out any of the aforesaid act; and/or

        5.1.13 deviate substantially from the daily ordinary course of business.

5.2   Prior to the Closing, the Seller shall not:

        5.2.1  sell any interest of the Equity Interest or any part thereof or create any privilege, pre-emptive right, mortgage or other
               Encumbrances over the Equity Interest; and

        5.2.2  take, omit to take, cause or permit to take or omit to take any action or matter that results (or may result) in violation of any representations, warranties or undertakings that it shall make on the Closing Date.

5.3   In the event that the Seller, before the Closing, is aware and reasonably believes that any matter has happened or may happen which constitutes (or may constitute later) a misrepresentation or a breach of the its warranties, the liabilities on its part or any other stipulations, it shall immediately inform the Buyer of the same in writing.

5.4   On or before the Closing Date, upon the Buyer's written request, the
      Seller shall procure that any agreement or arrangement (if any) between it and the JV Company shall be terminated or

                                        7

      discharged, and thereby shall not impose any punishment on, or raise claim against, or cause any other adverse consequences to the JV Company,

6.    CLOSING

6.1   Subject to the terms and conditions hereof, transfer of the Equity
      Interest shall take place at the office of the JV Company at or before
      5:00 p.m. (Hong Kong time) five (5) Business Days after all conditions precedent set out in CLAUSE 4 hereof have been fulfilled or waived
      ("Closing Date"), unless both Parties have agreed upon any other date and venue in writing.

6.2   At the Closing:

        6.2.1  The Seller shall deliver the following documents or handover the following assets to the Buyer:

                  (a)   the original capital verification report of the JV
                        Company issued by Wixi Dazhong Accounting Company
                        Limited on 16th February 2006;

                  (b)   the Evaluatoin Report;

                  (c)   the list of new directors of the JV Company provided by
                        the Buyer; and

                  (d)   the original documents to be submitted in accordance
                        with CLAUSE 4.1 hereof,

        6.2.2  The Buyer shall:

                  (a)   provide the original documents to the Seller as required
                        in CLAUSE 4.2 hereof; and

                  (b)   pay the Transfer Price in accordance with CLAUSE 3
                        hereof after the satisfaction of the requirements set
                        out in CLAUSE 6.2.1.

6.3   After all requirements set out in CLAUSE 6.2 above have been fulfilled, the Buyer shall obtain the Equity Interest and all the rights, interest and benefits attached thereto in the JV Company free of any encumbrances,

6.4    The JV Company shall adopt the new Articles of Association, and submit applications to the relevant government authorities for the purpose of obtaining the new approval certificate and business license, etc.

6.5   Alter the Closing Date, the Seller and the Buyer shall procure and assist the JV Company to apply to the relevant PRC government authorities for the alternation in connection with tax, customs, foreign exchange and finance issues.

6.6   After the Closing, when the Seller is still the registered holder of the
      Equity Interest, it shall hold the Equity Interest and all rights, interest and benefits attached thereto as a trustee for the Buyer. The
      Seller shall follow the Buyer's instruction to deal with the Equity
      Interest and all rights, interest and benefits attached thereto; in particular the Seller shall follow the Buyer's instruction to exercise any voting right or execute power of attorney or any other documents to enable the Buyer or its representative to attend and vote at any meetings of the
      JV Company.

                                        8

6.7   In the event that this Agreement is terminated by the Seller or Buyer, except for the rights and obligations of a Party which have existed as of the date of the termination and shall not be affected thereby, any other rights and obligations of each Party shall be immediately terminated upon the termination of this Agreement.

6.8   All the warranties of the Seller are true, accurate and not misleading as of the date of this Agreement. If the Buyer finds out after the Closing that any warranty is untrue, inaccurate or misleading, it shall have right to make claim against the Seller.

7.    REPRESENTATIONS, UNDERTAKINGS AND WARRANTIES

7.1   Upon the date of this Agreement and the Closing Date, the Seller shall make representations, undertakings and warranties to the Buyer that:

        7.1.1  it is the sole legal and beneficial owner of the Equity Interest and all rights, interests and benefits attached thereto;

        7.1.2  it is a company incorporated and validly existing under the laws of Malaysia and is an independent legal person entity;

        7.1.3  it has full power, capability, authorization and approval to (a)
               enter into this Agreement; (b) transfer the Equity Interest; (c)
               perform the obligations hereof; and (d) complete the transaction contemplated in this Agreement;

        7.1.4  its representative signing this Agreement has the full authorization and power to do so without requiring any approval, consent, licence or authorisation from any other government authorities or third person except as provided otherwise in this
               Agreement;

        7.1.5  this Agreement, once put into force, shall constitute a legal, valid and binding agreement for the Seller which shall be
               enforceable in accordance with the terms hereof;

        7.1.6  neither the execution nor performance of this Agreement by the
               Seller do or will conflict with or result in a breach of or violate any provisions of its articles of association or other constitutional documents or any laws, regulations, authorisation and approval of government authorities or institutions, or any contract or agreement signed by or binding the Seller;

        7.1.7  no litigation, arbitration or legal, administrative or any other proceedings or government investigations affecting the Seller's capability to enter into or perform this Agreement has commenced or been threatened; and

        7.1.8  all material facts and information in connection with the Seller and/or the JV Company which may affect the execution and
               performance of this Agreement by the Seller or which are vital for the Buyer to evaluate the JV Company, its business or assets have been disclosed to the Buyer. Such disclosure is true, complete, accurate and not misleading in all substantial aspects.

7.2   The Seller's representations, warranties and undertakings in this
      Agreement and Schedule 5 shall be treated independent from each other.
      Except as expressly provided to the contrary in this Agreement, no such representations, warranties and undertakings shall be restricted due to the knowledge or constructive knowledge of the Buyer or its agent.

                                        9

8.    NON-COMPETITION

8.1   The Seller undertakes and warrants that, except with a prior written consent from the Buyer, during the period from Closing Date to 31 December
      2008 the Seller shall not:

        8.1.1  be engaged or participate in any business or other activities in the PRC in any manner, directly or indirectly, which is or may be in competition with the business engaged in by the JV Company on the Closing Date;

        8.1.2  canvass or solicit any person who is a customer, supplier, agent or business partner of the JV Company before the Closing Date for orders, or solicit or endeavour to solicit any customer,
               supplier, agent or business partner of the JV Company to cease seeking service from the JV Company or to restrict or alter the service terms.

        8.1.3  solicit or entice away or endeavour to solicit or entice away in any manners (for itself or any other person) any person who is or has been a manager or employee of the JV Company;

        8.1.4  use or (save as required by laws or the competent regulatory authority) disclose or divulge to any third person any secret or confidential information in connection with the JV Company's business or affair or its customers or suppliers; and/or

        8.1.5  using or to permit to use any shop name, trade name or trademark used by the JV Company as of the Closing Date or any other name which is similar to such trade name or trademark.

9.    CONFIDENTIALITY

9.1   Each Party hereto shall ensure confidentiality of all the information and documents (finance, technology or others) acquired in any form from the other party, including but not limited to the information with regard to the execution and contents of and the transaction negotiated under this
      Agreement and the relevant documents ("Information"). Without prior written consent from the other Party, neither Party shall for any purpose disclose the Information to any third party or public, save as required by laws or the relevant stock exchange or such disclosure is necessary for the performance of this Agreement. Before disclosing the Information, a
      Party shall obtain a prior written consent from the other Party hereto who shall not unreasonably refuse or delay in giving such consent.

9.2   Each Party hereto shall procure that the directors and employees of each
      Party or its affiliates shall comply with the confidentiality obligation in CLAUSE 9.1 and shall be responsible for the other Party against any breach of this clause by such person.

9.3   The confidentiality obligation in this CLAUSE 9 shall survive the termination of this Agreement.

10.   INDEMNITIES

10.1  The Seller shall indemnify and hold the Buyer and/or the JV Company, their respective subsidiaries and/or employees, managers and directors harmless from, against and in respect of the action, damage, loss, liability and cost (including but not limited to the reasonable costs of any action or legal proceedings' investigation or the reasonable fees for retaining counsels or agents) arising from or related to the following:

                                       10

        10.1.1 any Seller's representations, warranties and undertakings under this Agreement are untrue, misleading or violated, and/or

        10.1.2 the Seller is in breach of any provision of this Agreement.

10.2  The Buyer shall indemnify the Seller against any Losses which may be suffered by the Seller as a result of the Buyer's breach of any provision of this Agreement.

11.   DISPUTE RESOLUTION

11.1  In the event of any dispute arising out of or in connection with this
      Agreement, including but not limited to the execution, performance, interpretation, termination or validity dispute ("DISPUTE") in connection with this Agreement, both Parties shall attempt to resolve such dispute through amicable negotiation which shall be commenced immediately after a
      Party's written notice to the other of the existing dispute.

11.2  If the Parties are unable to resolve such dispute within sixty (60) days of a Party's first written notice to the other of the existing dispute, then either Party may submit such dispute for arbitration.

11.3  Any dispute in relation to this Agreement should be submitted to the China
      International Economic & Trade Arbitration Commission ("COMMISSION") for
      arbitration which shall be conducted in accordance with the then effective
      Arbitration rules of the Commission, The arbitration shall take place in
      Shanghai.

11.4  The arbitration tribunal shall consist of three (3) arbitrators, of which one arbitrator shall be appointed by each party, and the third one shall be appointed by the Commission in accordance with its applicable arbitration rules.

11.5  The arbitral award shall be final and binding upon the Parties. Both
      Parties agree to be bound by and shall proceed with such award. Either
      Party may apply to any court with jurisdiction for judicial acknowledgement and enforcement of the award.

11.6  Any arbitration fee shall be paid by the losing party except as otherwise provided in the award.

11.7  During the period of arbitration, except to the extent of the part in dispute and under arbitration, this Agreement shall remain effective and the Parties shall in all other respects continue their implementation of this Agreement.

12.   GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of the PRC.

13.   NOTICES

13.1  Any notice or written communications ("NOTICE") issued by one Party to the other, including but not limited to any written materials or notices, shall be in Chinese writing, which shall be delivered to the recipient at his address as set out in CLAUSE 13.3 in the following manners:

        13.1.1 delivered personally;

        13.1.2 sent by prepaid registered mail,

                                       11

        13.1.3 sent by internationally recognised overnight courier service with postage prepaid;

        13.1.4 sent by fax.

13.2  A notice shall be deemed to have been actually received:

        13.2.1 if delivered personally, on the date of delivery;

        13.2.2 in the case of prepaid registered mail, on the fifth (5th)
               Business Day from the date of posting;

        13.2.3 in the case of express courier, on the third (3rd) Business Hay from the date of posting;

        13.2.4 in the case of a fax, on completion of the transmission provided that the sender has received printed confirmation of
               transmission,

13.3  Any notices to a Party shall bear such Party's name and be given to such
      Party at its address or fax numbers set forth below or other address or fax numbers informed from time to time by such Party.

        13.3.1 Notice to UMW ACE (L) Ltd:

               Address:     Brumby House, Jalan Bahasa, P.O. Box 80148, 87011
                            Labuan F.T. Malaysia
               Recipient:   Zulkifly bin Zakaria
               Facsimile:

        13.3.2 Notice to FIRST SPACE HOLDINGS LIMITED:

               Address:     41/F., Bank of China Tower, 1 Garden Road, Central,
                            Hong Kong
               Recipient:   Abdul Halim bin Harun (c/o DLA Piper Rudnick Gray
                            Cary)
               Facsimile:   (852) 2810 1345

      Should any Party change its address set forth above or subsequently provided, it shall inform the other Party of such change by no less than fifteen (15) Business Days prior written notice,

14.   ENTIRE AGREEMENT

14.1  This Agreement and the documents referred hereto contain the entire agreement of the Parties in connection with the transaction under this
      Agreement and supersede all previous oral or written agreements, contracts, understanding or communications between the Parties relating to the subject matter hereof.

14.2  Each Party acknowledges to the other that, upon entering into this
      Agreement, it has not been induced to enter into this Agreement by nor relied upon any representation or warranty or undertaking other than the representations, warranties and/or undertakings expressly set forth in this Agreement or in the documents referred hereto.

15.   NO ASSIGNMENT

                                       12

      Neither Party hereto shall assign all or part of its rights and/or obligations under this Agreement (whether willingly or by law) without prior written consent from the other Party.

16.   WAIVER

      No waiver of any breach or default hereunder shall be considered valid unless given in writing, and except as expressly provided otherwise, no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

17.   SEVERABILITY

      If any provision of this Agreement is found by an arbitration institution or a court to be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions hereof shall not be affected by such invalid, illegal or unenforceable provision.

18.   MISCELLANEOUS

18.1  Nothing contained or implied in this Agreement shall constitute or be deemed to constitute a partnership or agency between the Parties and none of the Parties shall have any authority to bind or make any warranty, representation or undertaking on behalf of the other Party.

18.2  Any stamp duly, corporate income tax and other relevant taxes in connection with this Agreement and the transaction hereunder shall be paid the Parties in accordance with the applicable PRC laws. The Seller hereby undertakes that it shall, pursuant to the applicable PRC laws, regulations and rules, pay all the taxes in connection with the equity transfer under this agreement and shall indemnify the Buyer and/or the JV Company any loss, damage, expense or any other liabilities of the Buyer and/or the JV
      Company arising out of the Seller's failure to pay such taxes.

18.3  Time is of the essence in this Agreement.

18.4  This Agreement shall be signed and sealed by the Parties and shall come into effect upon the approval of the Commerce Department.

18.5  This Agreement shall be in Chinese and shall be made in eight (8) copies, each Party shall hold two (2) copies and the remaining copies shall be filed with the relevant government authorities.

                                       13

IN WITNESS WHEREOF, the Parties have caused the Agreement to be executed by their respective duly authorised representative on the date which appears in the first page hereof.

SELLER:
UMW ACE (L) LTD.

/s/
----------------------------------------------
Authorised Representative (Signature and Seal)

BUYER:
FIRST SPACE HOLDINGS LIMITED

/s/
----------------------------------------------
Authorised Representative (Signature and Seal)

                                       14

                                   SCHEDULE 1

                         PARTICULARS OF THE JV COMPANY

 Company Name            :   Wuxi Seamless Oil Pipe Co. Ltd.

 Legal Address           :   No. 38 Zhujiang Road, National Hi-Tech Development Zone

 Business Licence No.    :   Qihesuxizongzi No.004300

 Date and Place of       :   17th November 1999, Wuxi
 Incorporation

 Nature of Enterprise    :   Sino-Foreign Equity JV Company .

 Total Amount of         :   US$ 88,300,000
 Investment

 Registered Capital      :   US$ 35,000,000

 Directors               :   Dato' Dr Abdul Halim bin Harun, PIAO Longhua, ZHANG Jun,
                             Ooi Koe Leong, Zulkifly Bin Zakaria, Yusof    Bin Hussin, XU Xizhong,
                             ZHANG Yi and YE Zongdi

 Shareholders and        :   Shareholders                         Capital Contribution Proportion
 shareholding                ------------                         -------------------------------

                             (1) Wuxi Huayi Investment Co., Ltd.              49%
                             (2)UMW ACE (L) LTD.                              51%

Particulars of Subsidiaries of the JV Company;

 1 .Company Name         :   Jiangsu Fanli Steel Pipes Co. Ltd.

 Legal Address           :   Gong Nine Road, Industry Development Zone, Xuyu county, PRC

 Business Licence No.    :   3208301100946

 Date and Place of       :   16th April 2004, Xuyu
 Incorporation

 Nature of Enterprise    :   Limited Liability Company

 Total Amount of         :   RMB 50,000,000
 Investment

 Registered Capital      :   RMB 50,000,000

 Directors               :   Piao Longhua, Huang Chen and Zulkifly Bin Zakaria

 Shareholders and        :   Shareholders                         Capital Contribution  Proportion
 shareholding                ------------                         --------------------------------

                                       15

                             (1) Huang Chen                 24%
                             (2) Huang Xiang                 4%
                             (3) Gu Jianming                 2%
                             (4) Wuxi Seamless Oil Pipes    70%

 2. Subsidiary Name      :   Wuxi Seamless Oil Extraction Equipment Co. Ltd.

 Legal Address           :   Land No.25, Wuxi National Hi-tech Industrial
                             Development Zone, Wuxi city, Jiangsu province, PRC

 Business Licence No,    :   3202131101765

 Date and Place of       :   10th November 2004, Wuxi
 Incorporation

 Nature of Enterprise    :   Limited Liability Company

 Total Amount of"        :   RMB 10,000,000
 Investment

 Registered Capital      :   RMB 10,000,000

 Directors                   Piao Longhua, Encik Zulkifly bin Zakaria,Ooi Koe Leong, Zhu Changlin,
                             Liu Lanlan

 Shareholders and        :   Shareholders                         Capital Contribution Proportion
 shareholding                ------------                         -------------------------------

                             (1) Wuxi Seamless Oil Pipes                        51%
                             (2) Zhu Changlin                                   49%

 3. Subsidiary Name      :   Wuxi Seamless Drill Pipes Co. Ltd.

 Legal Address           :   Land C, Chengnan Road, Wuxi New District, Jiangsu province, PRC

 Business Licence No.    :   Qi He Su Xi Zong Zi No.007683

 Date and Place of       :   30th August  2005, Wuxi
 Incorporation

 Nature of Enterprise    :   Sino- foreign Joint Venture

 Total Amount of         :   RMB 7,000,000
 Investment

 Registered Capital      :   RMB 3,600,000

 Directors               :   Dato Dr Abdul  Halim  bin Haru, Piao Longhua, Ooi Koe Leong. Zulkifly
                             Bin Zakaria, Zhang Jun, Cao Hongbo, Zhao

                                       16

                             Rencun,

 Shareholders and            Shareholders                         Capital Contribution Proportion
 shareholding                ------------                         -------------------------------

                             (1) Wuxi Seamless Oil Pipes                        51%
                             (2) Hallong International (L) Ltd,                 40%
                             (3) Wuxi Wei Er De Technology Co, Ltd,              9%

 4. Subsidiary Name      :   Daqing Yilang Site Oil Pipes Co. Ltd.

 Legal Address           :   No, 1, Yinlang Avenue, Ranghulu district, Daqing city

 Business Licence No     :   2306041100268 (1-1)

 Date and Place of       :   19th January 2005, Daqing
 Incorporation

 Nature of Enterprise    :   Limited Liability Company

 Total Amount of         :   RMB 30,000,000
 Investment

 Registered Capital      :   RMB 30,000,000

 Directors               :   Gao Jingge, Zhao Yuchai, Piao Longhua, Zhang Jianqi, Yin Qiming

 Shareholders and            Shareholders                         Capital Contribution Proportion
 shareholding                ------------                         -------------------------------

                             (1) Wuxi Seamless Oil Pipes                        33.33%
                             (2) Daqing Xingyi Industry Co.                     66.67%

                                       17

                                   SCHEDULE 2

                AGREED FORM OF RESIGNATION LETTER FOR DIRECTORS

To         :    WUXI SEAMLESS OIL PIPE CO. LTD. ("JV Company")

Address    :    No, 38 Zhujiang Road, National Hi-Tech Development Zone

Attn.      :    XU Xizhong

Re: Resignation of Director

      I, Md Yusof bin Hussin hereby inform the JV Company that I formally resign from the board of directors of the JV Company as of today.

      I hereby confirm that:

        (1)   all claims (including but not limited to claims for salary) and obligations, rights and benefits I shall be entitled to receive from the JV Company have been satisfied; and

        (2)   I will not make any claim or have any other requirement against the JV Company for any reason such as the loss of any position from the JV Company.

Name of the director: Md Yusof bin Hussin

Signature:/s/
          ------------------------

Date:     Aug 18th , 2006
          ---------

                                       18

                 AGREED FORM OF RESIGNATION LETTER FOR DIRECTORS

To         :    WUXI SEAMLESS OIL PIPE CO. LTD. ("JV COMPANY")

Address    :    No. 38 Zhujiang Road, National Hi-Tech Development Zone

Attn.      :    XU Xizhong

Re: Resignation of Director

      I, Zulkifly Hj Zakaria hereby inform the XV Company that I formally resign from the board of directors of the JV Company as of today.

      I hereby confirm that:

        (1)   all claims (including but not limited to claims for salary) and obligations, rights and benefits I shall be entitled to receive from the JV Company have been satisfied; and

        (2)   I will not make any claim or have any other requirement against the JV Company for any reason such as the loss of any position from the JV Company.

Name of the director: Zulkifly Hj Zakaria

Signature:/s/
          ------------------------

Date:     Aug 18th , 2006
          ---------

                                   SCHEDULE 2

                AGREED FORM OF RESIGNATION LETTER FOR DIRECTORS

To         :    WUXI SEAMLESS OIL PIPE CO. LTD. ("JV COMPANY")

Address    :    No.38 Zhujiang Road, National Hi-Tech Development Zone

Attn.      :    XU Xizhong

Re: Resignation of Director

      I, Ooi Koe Leong, hereby inform the JV Company that I formally resign from the Board of Directors of the JV Company as of today.

      I hereby confirm that:

        (1)   all claims (including but not limited to claims for salary) and obligations, rights and benefits I shall be entitled to receive from the JV Company have been satisfied; and

        (2)   I will not make any claim or have any other requirement against the JV Company for any reason such as the loss of any position from the JV Company.

Name of the director:

Signature:/s/ Ooi Koe Leong
          ------------------------
          OOI KOE LEONG

Date:     Aug 18th , 2006
          ---------

                                   SCHEDULE 3

                     AGREED FORM OF EQUITY TRANSFER NOTICE

To:     Wuxi Huayi Investment Co., Ltd.

Dear Sirs:

Re: Wuxi Seamless Oil Pine Co. Ltd. ("JV COMPANY")

We have entered into an Equity JV Company Contract ("JV CONTRACT") and the
Articles of Association in connection with the JV Company with you on 20th
August 2005.

We are prepared to transfer the entire 51% Equity Interest in the JV Company held by us to FIRST SPACE HOLDINGS LIMITED ("ASSIGNEE").

In accordance with CLAUSE 10(b) of the JV Contract and relevant provisions of
Sino-Foreign Equity Joint Venture Company Law of the PRC, before transferring the said Equity Interest, you, as the other party of the JV Company, shall be given a notice by us of such transfer. You shall have the pre-emptive right over the Equity Interest that we proposed to transfer.

Please sign and deliver the Letter of Consent for Equity Transfer attached hereto to confirm that you have agreed that:

(1)   we can transfer all the 51% Equity Interest in the JV Company held by us to the Assignee; and

(2)   you have unconditionally and irrevocably waived your pre-emptive right over the Equity Interest that we proposed to transfer.

UMW ACE (L) LTD
Authorised Representative (Signature):

      /s/

Seal :

Date : Aug. 18th, 2006

                                       19

                                   SCHEDULE 4

              AGREED FORM OF LETTER OF CONSENT FOR EQUITY TRANSFER

To:   UMW ACE (L) LTD.

Dear Sirs:

Re: Wuxi Seamless Oil Pipe Co.. Ltd. ("JV COMPANY")

We have entered into an Equity JV Company Contract ("JV CONTRACT") and the
Articles of Association with you on 20th August 2005 in connection with the JV
Company.

We are aware that you desire to transfer the 51% Equity Interest in the JV
Company held by you to FIRST SPACE HOLDINGS LIMITED ("ASSIGNEE").

We hereby confirm and agree that:

(1)   you can transfer all the 51% Equity Interest in the JV Company held by you to the Assignee; and

(2)   we have unconditionally and irrevocably waived our pre-emptive right over the Equity Interest that you proposed to transfer.

Wuxi Huayi Investment Co., Ltd.
Authorised Representative (Signature):

      /s/

Seal :

Date : Aug. 18th, 2006

                                       20

                                   SCHEDULE 5

                  REPRESENTATIONS, UNDERTAKINGS AND WARRANTIES

A.    ORGANISATION AND CURRENT STATUS OF THE JV COMPANY AND ITS AFFILIATES; (IF
      ANY)

      (1)   The JV Company and its affiliates (if any) are duly incorporated and validly existing pursuant to the laws of China.

      (2)   The JV Company and its affiliates are entitled to continue to operate all business operations it currently operates.

B.    SELLER'S OTHER RIGHTS AND INTERESTS IN THE JV COMPANY AND ITS AFFILIATES

      (1)   Except as disclosed in the Accounting Records, the JV Company and its affiliates, upon their registration, have not operated any other business or incurred any other obligations. The "Accounting Records"
            described in this Annex shall mean the JV Company and its
            affiliates' audited balance sheets, profit and loss statements and relevant annotations hereto for the year ending 31 December 2005 and the audited consolidated financial statements as of 31 March 2006,

      (2)   The Seller or any of its members do not have any rights or interests in any business that is or may be competitive with that of the JV
            Company and its affiliates.

C. FINANCIAL STATUS AND DEBTS

      (1)   The Accounting Records (as defined above) provides a correct and complete report in all specific aspects, sufficiently evidencing the
            JV Company and its affiliates' financial status of each account as at the respective closing dates and the performance of the business operations during the accounting period. The Accounting Records are

                                       21

            compiled and audited according to the GAAP, conventions of China and comply with all applicable laws and regulations.

      (2)   Except as disclosed in the Accounting Records, the JV Company and its affiliates absolutely have no other known or anticipated debts of whatever nature (incurred or not incurred, absolute, possible, oral, or informal), including but not limited to any security or tax liabilities.

      (3)   Upon the execution date of this Agreement, the Relevant Facilities and Devices (as defined below), except for normal wear and tear, the
            JV Company and its affiliates' financial status, properties, assets, debts, and operation efficacy or prospectus, are free of any material adverse change. The "Relevant Facilities and Devices" shall mean all the buildings, facilities, machines, devices (including office utilities and other devices), etc, owned by the JV Company and its affiliates as of the execution date of this Agreement,

      (4)   The JV Company and its affiliates have submitted returns and taxation reports required under the relevant Local laws.

D.    COMPLIANCE AND LAW SUITS

      (1)   The JV Company and its affiliates have been compliant with all laws, regulations and rules applicable to its business, including but not limited to the laws and regulations with respect to labour, fire fighting and environmental protection.

      (2)   The JV Company and its affiliates has obtained all approvals, certificates and permits, necessary or required for its corporation, existing and operation.

                                       22

      (3)   As is known to the Seller, no individual, enterprise, association, alliance, government agency or institution claims or threatens to claim any law suit, claim, investigation, strike, claim by obligee, or disputed issue against the JV Company and its affiliates, its assets, products and services, or the transaction contemplated hereunder, and the JV Company and its affiliates, is not subject to or in violation of any government order or any court judgment.

E.    ASSETS

      With respect to any Relevant Agreement (as defined below), lease contract, franchise contract, or other covenant to which the JV Company and its affiliates are a party or by which the JV Company and its affiliates are bound, the JV Company and its affiliates have fulfilled its obligations as required and has not breached any of the same. As is known to the Seller, no such event (including the execution and performance of this Agreement), at the moment or in future, as time goes by or effected by notice, constitute or will constitute any breach of such agreement, contract or covenant. The "Relevant Agreement" referred to here shall mean all loan agreements, customer contracts, lease contracts, permits and any other oral or written contracts or agreements to which the JV Company and its affiliates are a party or under which the JV Company and its affiliates shall undertake obligations.

F.    TAXATION

      After the execution date of this Agreement, the JV Company and its affiliates have not incurred any absolute or accidental obligation or debt except those incurred in the ordinary and regular business course or disclosed by this Agreement.

C.    ACCURACY OF THE ANNEXES

      All information and materials in connection with the JV Company and its affiliates in this Annex are authentic, correct, complete and not misleading.

                                       23